FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This amendment (“Amendment”) dated as of July 1, 2008 amends that certain Securities Purchase Agreement, dated as of May 21, 2008, by and among Merge Healthcare Incorporated, certain of its subsidiaries as identified on the signature pages hereto and Merrick RIS, LLC (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

WHEREAS, the parties desire to modify the Purchase Agreement as specified herein.

NOW, THEREFORE, the parties agree as follows:

1. Board Membership. Effective as of the Effective Time, Section 4(l) of the Purchase Agreement is hereby deleted in its entirety.

2. Effective Time. This Amendment shall be effective upon the adoption by the shareholders of the proposal of the Company to elect the following seven people as directors of the Company: Dennis Brown, Justin C. Dearborn, Michael W. Ferro, Jr., Robert T. Geras, Gregg G. Hartemayer, Richard A. Reck and Neele E. Stearns, Jr., or such other persons as acceptable to Buyer in its sole discretion, at the next Annual Meeting of the Shareholders currently scheduled to be held on August 19, 2008 (the “Effective Time”).

3. Miscellaneous.

3.1 Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one agreement.

3.2 Ratification of Purchase Agreement. Except as amended hereby, the terms and conditions of the Purchase Agreement will remain in fully force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first listed above.

BUYER:

MERRICK RIS, LLC

By: /s/ Michael W. Ferro Jr.

Name: Michael W. Ferro Jr.

Title: Director

COMPANIES:

MERGE HEALTHCARE INCORPORATED

By: /s/ Steven Oreskovich

Name: Steven Oreskovich

Title: Chief Financial Officer

CEDARA SOFTWARE CORP.

By: /s/ Steven Oreskovich

Name: Steven Oreskovich

Title: Chief Financial Officer

CEDARA SOFTWARE LIMITED

By: /s/ Steven Oreskovich

Name: Steven Oreskovich

Title: Chief Financial Officer

CEDARA SOFTWARE (USA) LIMITED.

By: /s/ Steven Oreskovich

Name: Steven Oreskovich

Title: Chief Financial Officer

EFILM MEDICAL, INC.

By: /s/ Steven Oreskovich

Name: Steven Oreskovich

Title: Chief Financial Officer

MERGE CEDARA EXCHANGE CO. LIMITED

By: /s/ Steven Oreskovich

Name: Steven Oreskovich

Title: Chief Financial Officer

MERGE EMED, INC.

By: /s/ Steven Oreskovich

Name: Steven Oreskovich

Title: Chief Financial Officer

MERGE TECHNOLOGIES HOLDINGS CO.

By: /s/ Steven Oreskovich

Name: Steven Oreskovich

Title: Chief Financial Officer